UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 __________________

FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021
__________________

SKYDECK ACQUISITION CORP. (Exact name of registrant as specified in its charter)
Cayman Islands (State or other jurisdiction of incorporation or organization)	001-40422 (Commission File Number)	98-1583722 (I.R.S. Employer Identification Number)

225 Dyer Street, 2nd Floor

Providence, RI 02903

(401) 854-4567
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

__________________
Not Applicable

(Former name or former address, if changed since last report) __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	SKYAU	The Nasdaq Capital Market
Class A ordinary shares included as part of the units	SKYA	The Nasdaq Capital Market
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SKYAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 4.02.Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 12, 2021, the Audit Committee of the Board of Directors(the “Audit Committee”) of Skydeck Acquisition Corp. (the “Company”) concluded, in consultation with the Company’s management and Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm, that the Company’s audited balance sheet as of May 21, 2021 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 28, 2021, and the Company’s quarterly unaudited financial statements and related footnotes as of and for the quarterly periods ended March 31, 2021 and June 30, 2021, should no longer be relied upon.

This decision was based on the SEC’s consultations with special purpose acquisition companies, and in accordance with SEC Staff Accounting Bulletin No. 99, “Materiality,” and SEC Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements,” the Company concluded it should restate its earnings per share calculation to allocate income and losses pro rata between its Class A ordinary shares and Class B ordinary shares. Accordingly, the audit report of Marcum included in the Current Report on Form 8-K filed with the SEC on May 28, 2021 should no longer be relied upon. This current presentation contemplates an initial business combination as the most likely outcome, in which case, both Class A ordinary shares and Class B ordinary shares share pro rata in the income and losses of the Company.

The Company reflected the restatement of its earnings per share for the quarterly period ended June 30, 2021 and for the period from February 9, 2021 (inception) through June 30, 2021 in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 filed with the SEC on November 15, 2021.  The Company does not expect any of these changes will have any impact on its cash position or cash held in its trust account.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYDECK ACQUISITION CORP.

Date: November 16, 2021	By:	/s/ Martin J. Mannion
	Name	Martin J. Mannion
	Title:	Chief Executive Officer and Director